UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement with Richard Herpich

On December 31, 2009, Valassis Communications, Inc. (“Valassis”) and Richard Herpich, Valassis’ Executive Vice President of U.S. Sales, entered into an amendment to his employment agreement (the “Herpich Amendment”) extending the term of his employment until June 30, 2011. All other terms and conditions of Mr. Herpich’s employment agreement remain in full force and effect.

The foregoing description of the Herpich Amendment is summary in nature, and is qualified in its entirety by reference to the full text of the Herpich Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Employment Agreement with William F. Hogg, Jr.

On December 31, 2009, Valassis and William F. Hogg, Jr., Valassis’ Executive Vice President of Manufacturing and Operations, entered into an amendment to his employment agreement (the “Hogg Amendment”) extending the term of his employment until January 1, 2011. All other terms and conditions of Mr. Hogg’s employment agreement remain in full force and effect.

The foregoing description of the Hogg Amendment is summary in nature, and is qualified in its entirety by reference to the full text of the Hogg Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment to Employment Agreement with Brian Husselbee

On December 31, 2009, Valassis and Brian Husselbee, the President and Chief Executive Officer of NCH Marketing Services, Inc., a wholly-owned subsidiary of Valassis, entered into an amendment to his employment agreement (the “Husselbee Amendment”) extending the term of his employment until September 30, 2012. All other terms and conditions of Mr. Husselbee’s employment agreement remain in full force and effect.

The foregoing description of the Husselbee Amendment is summary in nature, and is qualified in its entirety by reference to the full text of the Husselbee Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendments to the Form of Non-Qualified Stock Option Agreement

The Compensation/Stock Option Committee of the Board of Directors of Valassis approved changes to the form of non-qualified stock option agreement used to grant stock options to the Valassis’ executive officers and directors in 2010 and thereafter under the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan. The changes extend the post-termination exercise period for the option in the event (i) the executive officer or director is terminated for certain specified reasons set forth in the form of non-qualified stock option agreement, and (ii) as of the termination date, the sum of the age of the executive officer or director and his or her years of service with Valassis and its subsidiaries and affiliates equals or exceeds 75. This new form of non-qualified stock option agreement will be used for all grants of stock options to executive officers and directors beginning January 1, 2010.

The foregoing description of the new form of non-qualified stock option agreement is summary in nature, and is qualified in its entirety by reference to the full text of the form of non-qualified stock option agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and Richard Herpich.

10.2	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and William F. Hogg., Jr.

10.3	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and Brian Husselbee.

10.4	Form of Non-Qualified Stock Option Agreement for Executive Officers and Directors under the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

Date: January 7, 2010	By:	/s/ Todd Wiseley
	Name:	Todd Wiseley
	Title:	General Counsel, Senior Vice President, Administration and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and Richard Herpich.

10.2	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and William F. Hogg., Jr.

10.3	Amendment to Employment Agreement, dated as of December 31, 2009, between Valassis Communications, Inc. and Brian Husselbee.

10.4	Form of Non-Qualified Stock Option Agreement for Executive Officers and Directors under the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan.